Exhibit 10.4

RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement (this “Agreement”) dated as of                 , (the “Effective Date”), is made by and between Eleven Biotherapeutics, Inc., a Delaware corporation (the “Company”), and                  (“Purchaser”).

WHEREAS, the Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company,                  shares (the “Shares”) of the Company’s Common Stock, $0.001 par value per share (“Common Stock”).

NOW, THEREFORE, in consideration of the premises and the promises set forth herein, and for other good and valuable consideration, the parties agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

Act: The Securities Act of 1933, as amended.

Qualified Sale: The sale of all or substantially all of the assets or issued and outstanding capital stock of the Company, or merger or consolidation involving the Company in which stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than fifty percent in voting power of capital stock or other equity interests of such surviving corporation or entity outstanding immediately after such merger or consolidation.

Shares: The shares of Common Stock issued to Purchaser hereunder and any other securities of the Company which may be issued in exchange for or in respect of such shares of Common Stock, whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization or any other means.

2. Purchase and Sale of Shares. Pursuant to the terms and conditions set forth in this Agreement, the Company hereby sells to Purchaser, and Purchaser hereby purchases from the Company,                  shares of the Company’s Common Stock for a purchase price per share of $        , and an aggregate purchase price of $        . The Company acknowledges receipt from Purchaser of $        , in full payment of such purchase price. Purchaser and the Company hereby agree the fair market value of the Shares on the date hereof is $         per share.

3. Representations of Purchaser. Purchaser represents to the Company, and agrees that the Company is entitled to rely on such representations, as follows:

(a) Purchaser understands that the Shares have not been registered under the Act, or registered or qualified under the securities or “Blue Sky” laws of any jurisdiction, and are being sold pursuant to exemptions contained in the Act and exemptions contained in other applicable securities or “Blue Sky” laws. Purchaser understands further that the Company’s reliance on these exemptions is based in part on the representations made by Purchaser in this Agreement. In this connection, Purchaser represents and warrants that the offer and sale of the Shares were made solely in Massachusetts.

(b) Purchaser understands the term “accredited investor” as used in Regulation D promulgated under the Act and represents and warrants to the Company that he is an “accredited investor” for purposes of acquiring the Shares. The nature and amount of Purchaser’s investment in the Shares is consistent with Purchaser’s investment objectives, abilities and resources. Purchaser understands that the Shares are an illiquid investment, which will not become freely transferable by reason of any “change of circumstances” whatever. Purchaser has adequate means of providing for Purchaser’s current needs and possible contingencies and has no need for liquidity in Purchaser’s investment.

(c) Purchaser is acquiring the Shares for Purchaser’s own account for investment, and not for, with a view to, or in connection with the resale or distribution thereof. Purchaser has no present intention to sell, hypothecate, distribute or otherwise transfer the Shares or any portion thereof or any interest therein.

(d) Purchaser understands that the Shares will constitute “restricted securities” within the meaning of Rule 144 promulgated under the Act and that, as such, the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from the registration requirements thereof is available. Purchaser has been advised that Rule 144, which permits the resale, subject to various terms and conditions, of small amounts of such “restricted securities” after they have been held for six months, does not now apply to the Company, because the Company is not now required to file, and does not file, current reports under the Securities Exchange Act of 1934, and because information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports is not now publicly available. The Company may become a reporting entity at some future date, but no assurance can be given that it will do so.

(e) In connection with Purchaser’s acquisition of the Shares, Purchaser accepts the condition that the Company may maintain “stop transfer” orders with respect to the Shares and that each certificate or other document evidencing the Shares will bear conspicuous legends in substantially the form set forth in Section 5 of this Agreement.

(f) Purchaser has consulted Purchaser’s attorney or accountant with respect to Purchaser’s purchase of the Shares. Purchaser has fully investigated the Company and its business and financial condition and has knowledge of the Company’s current activities. Purchaser acknowledges that the Company has granted Purchaser and Purchaser’s attorney or accountant access to all information about the Company which they have requested and has offered each of them access to all further information which they deemed relevant to an investment decision with respect to the Shares. Purchaser and Purchaser’s attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

4. Restrictions on Transfer. The following restrictions on transfer of the Shares shall apply:

(a) Securities Laws. No Shares, nor any interest therein, may be sold, assigned, pledged or otherwise transferred at any time or under any circumstances unless (i) the Shares proposed to be transferred have been registered under the Act and qualified under applicable state securities laws, or (ii) the Company has received, or agreed to waive, an opinion of counsel acceptable to the Company to the effect that such transfer may be effected without registration under the Act or qualification under the securities laws of relevant states and the proposed transferee has made such representations and agreements as the Company shall require to assure compliance with the Act and such laws.

(b) Right of First Refusal.

(i) Offer of Sale; Notice of Proposed Sale or Transfer. In the event that at any time Purchaser desires to sell, assign or otherwise transfer any Shares or any interest therein, he shall first deliver written notice of his desire to do so (the “Notice”) to the Company. The Notice must specify the number of Shares proposed to be transferred, the name of the person or persons to whom he proposes to transfer such Shares, the price at which such Shares are intended to be transferred and all other terms of the transaction, which must be bona fide.

(ii) Company’s Option to Purchase. The Company shall have an option to purchase all or any part of the Shares offered in the Notice for the price and on the terms specified in such Notice. The Company must exercise such option by giving written notice to Purchaser no later than fifteen (15) business days after receipt of such Notice.

(iii) Closing of Purchase by Company. In the event the Company duly exercises its option to purchase all or a portion of the Shares, the closing of such purchase shall take place at the offices of the Company five days after the expiration of the fifteen-day period.

(iv) Failure to Fully Exercise Options to Purchase. If within the applicable time period Purchaser does not receive notice of the Company’s intention to purchase the offered Shares, the offer shall be deemed to have been rejected. In such event, Purchaser may transfer title to the offered Shares within ninety (90) days from the date of the Notice, but such transfer shall be made only to the proposed transferee or transferees and at the proposed price and on such other terms as stated in such Notice. Shares that are so transferred shall remain subject to Sections 4 through 6, inclusive, of this Agreement, and as a condition to any transfer Purchaser shall obtain a written agreement from the transferee by which the transferee agrees to be bound by Sections 4 through 6, inclusive, of this Agreement.

(c) Permitted Transfers. Any portion or all of the Shares may, without compliance with the provisions of Section 4(b), be transferred by Purchaser to a member of his immediate family or to a family partnership or family trust, or on Purchaser’s death may be transferred to Purchaser’s estate or to those entitled to a distribution of the Shares under the laws of descent and distribution, provided that Shares that are so transferred shall remain subject to this Section 4 and as a condition to any transfer Purchaser shall obtain a written agreement from the transferee by which the transferee agrees to be bound by this Section 4.

(d) Remedies. No sale, assignment, pledge or other transfer of Shares shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Section 4 have been duly complied with. If any transfer of Shares is made or attempted in violation of such restrictions, or if Shares are not offered to the Company as required hereby, the Company shall have the right to purchase such Shares from the purported owner thereof or his or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

(e) Lock-Up. Purchaser agrees that for a period of up to 180 days from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities), he will not sell, make any short sale or loan of, grant any option for the purchase of, or otherwise dispose of any Shares held by him without the prior written consent of the Company or such underwriters, as the case may be.

5. Legends. Each certificate representing Shares shall prominently bear legends in substantially the following forms:

The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. Such securities may not be sold, transferred, pledged or hypothecated unless the registration provisions of said Act have been complied with or unless the Corporation has received an opinion of counsel reasonably satisfactory to the Corporation that such registration is not required.

The securities represented by this certificate have been acquired for investment and have not been registered or qualified under the securities or “Blue Sky” laws of any jurisdiction. Such securities may not be sold, transferred, pledged or hypothecated unless the registration, qualification and filing requirements of all applicable jurisdictions have been satisfied or the Corporation has received an opinion of counsel reasonably satisfactory to the Corporation that the proposed transaction will be exempt from registration, qualification, and filings in all such jurisdictions.

The Corporation is authorized to issue more than one class of stock. The powers, designations, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions of such preferences and/or rights of each class of stock or series of any class are set forth in the Certificate of Incorporation of the Corporation. The Corporation will furnish a copy of the Certificate of Incorporation of the Corporation to the holder hereof without charge upon written request.

The securities represented by this certificate are subject to restrictions on transfer pursuant to the terms of a Restricted Stock Purchase Agreement, as amended from time to time, between the owner of this certificate and the Corporation. The Corporation will furnish a copy of this agreement to the holder hereof without charge upon written request.

6. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements, negotiations, representations and proposals, written or oral, relating to such subject matter.

(b) Amendments. Neither this Agreement nor any provision hereof may be changed or modified except by an agreement in writing executed by Purchaser and on behalf of the Company.

(c) Binding Effect of the Agreement. This Agreement shall inure to the benefit of, and be binding upon, the Company, Purchaser and their respective estates, heirs, executors, transferees, successors, assigns and legal representatives.

(d) Provisions Severable. In the event that any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and all other provisions shall remain in full force and effect. If any of the provisions of this Agreement is held to be excessively broad, it shall be reformed and construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by law.

(e) Notices. All notices under this Agreement shall be effective (i) upon personal or facsimile delivery, (ii) two business days after deposit in the United States mail as registered or certified mail postage fully prepaid, or (iii) one business day after pickup by any overnight commercial courier service, in each case sent or addressed to the Company at its principal office or to Purchaser at his record address as carried in the stock records of the Company, as the case may be, or at such other address as either may from time to time designate in writing to the other.

(f) Construction. A reference to a Section shall mean a Section of this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

(g) No Employment or Consulting Agreement. This Agreement shall not be construed as an agreement by the Company to employ or engage Purchaser, nor is the Company obligated to employ or engage Purchaser by reason of this Agreement or the issuance of the Shares to Purchaser.

(h) Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws. Purchaser consents to jurisdiction and venue in any state or federal court in The Commonwealth of Massachusetts for the purposes of any action relating to or arising out of this Agreement or any breach or alleged breach hereof, and to service of process in any such action by certified or registered mail, return receipt requested.

(i) Disposition of Shares; Purchase by Nominee or Designee. Any Shares that the Company elects to purchase hereunder may be disposed of by it in such manner as it deems appropriate with or without restrictions on the transfer thereof, and the Company may require their transfer to a nominee or designee as part of any purchase of Shares from Purchaser.

(j) Withholding Taxes. Purchaser acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to Purchaser any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by Purchaser.

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IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Purchase Agreement as of the date first above written.

ELEVEN BIOTHERAPEUTICS, INC.

By:
Name:
Title:

PURCHASER: